2014 First Quarter Results April 22, 2014 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements

This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “anticipate,” “intend,” “plan,” “potential”, “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in
TSYS’ filings with the Securities and Exchange Commission, including its
2013 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA , adjusted cash earnings per share, adjusted segment operating income and adjusted segment operating margin.
The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; net income;
net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

Phil Tomlinson Chairman and Chief Executive Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Troy Woods President & Chief Operating Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

1Q 2014 North America Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
3.4%
(1.3%)
1.9% 0.8%
4.4%
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin*
73%
23%
4%
(1) Includes Credit, Debit,
Retail, Prepaid & Loyalty
(2) Includes Healthcare
9.1%
Improving Revenue Growth
6th Straight Positive Growth Quarter
Adjusted Segment Operating Income Up 8.5%
Adjusted Operating Margin: 33.2%
Chase License Payments Expired
Increased Incentive Pay
Market Salary Adjustments
$205.6
$203.5
$213.6
$205.6
$214.5
$217.3
$223.3
$224.4
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Segment Revenue*
YOY Growth %
$73.4
$71.5
$81.2
$68.7
$81.3
$84.4
$87.1
$74.6
35.7% 35.2% 38.0% 33.4% 37.9% 38.9% 39.0%
33.2%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Consumer (1)
Commercial (2)
Other
Segment Revenue by Line of Business*

1Q 2014 North America Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
*
(in millions) (in millions)
7.2%
3.4%
5.5% 5.2%
6.3%
16.2%
16.5%
18.0%
20.9% 20.9%
16.9% 11.2% 11.6%
13.4%
12.1% 9.5% 12.7% 7.8% 11.5% 17.6% 13.4% 15.6%
17.2%
17.1%
Thirteenth Straight Quarter of Account On File YOY Growth
Large Account Conversion Pipeline
Sixteenth Straight Quarter of Transaction YOY Growth
Same Client Transactions Up 12.9%: Eighteenth Straight Quarter of YOY Growth
387.3
413.4
424.8
422.8
430.7
461.4
481.9
495.5
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Accounts on File
YOY Growth%
2,003.8
2,036.6
2,194.7
2,013.4
2,235.0
2,395.8
2,488.2
2,327.6
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Transaction Volume
YOY Growth%
(*) Growth Excluding Prepaid, Government Services and Single Use Accounts

5%
6%
1Q 2014 International Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
Adjusted Segment Operating Income
Operating Margin*
5.6% 1.4% 1.1% (2.6%) (4.0%) 0.7%
9.6% 4.4% 0.1% (0.9%) 3.1%
9.0%
8.6%
89%
0.5%
(4.6%)
Revenue $76.8M* – Up 0.5%
Down 4.6% on Constant Currency
Currency Tailwinds
Continued Margin Improvement Focus
Reemphasis on Accelerating Growth
Japan Market Divestitures
(NOTE: International numbers restated for Japan discontinued operations
(1.0%)
$79.8
$77.3
$83.1
$76.4 $76.6
$77.9
$90.6
$76.8
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Segment Revenue*
YOY Growth %
$9.2
$6.8
$7.0
$6.9
$7.7
$9.5
$18.0
$4.6
11.5% 8.9% 8.4%
9.0% 10.0%
12.2%
19.9%
5.9%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Segment Revenue by Region
QTD

1Q 2014 International Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(in millions) (in millions)
11.6% 5.7% 4.1% 3.7% 9.9% 12.1% 8.5%
18.1% 15.9% 19.5% 14.2% 23.3% 26.7% 17.3%
8.9%
19.3%
Strong AOF Growth, Despite Some Client Purging
Irish Debit AOF Grew By 71.2%
Double-digit Transaction Growth of 19.3%
Same Client Transaction Growth of 17.3%
52.8 52.9
54.5
55.7
58.0
59.2 59.1
60.7
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Accounts on File
YOY Growth%
399.2
414.6
473.6
434.0
492.4
525.5
555.6
517.9
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Transaction Volume
YOY Growth%

Anniversary of Acquisitions
Completed Clearing and Settlement
Conversion
Direct Revenue Mix Holds at 57%
Expanded CPAY Ownership to 75%
1Q 2014 Merchant Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Revenues Before Reimbursable Items
($ in millions)
5.0% 15.6% 5.5% 11.1% 15.6% 5.4% 4.3%
Adjusted Segment Operating Income
Operating Margin*
($ in millions)
(4.3%)
Segment Revenue*
YOY Growth %
$39.6% 38.2% 35.6% 34.4% 36.6% 35.9% 32.6% 28.8%
Segment Revenue by Mix*
QTD
57% 43%
$97.7
$107.8
$105.9
$109.3
$113.0
$113.6
$110.4
$104.6
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$38.7
$41.1
$37.7 $37.6
$41.3
$40.8
$36.0
$30.2
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Direct
Indirect

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

1Q 2014 Merchant Segment Highlights
(*) Excludes Managed Accounts
Segment Revenue by LOB
($ in billions)
12.3% 23.0% 32.2% 35.3% 40.6% 22.0% 11.1%
(12%)
45% 55% 26% 22%
(11%) (12%) (12%)
($ in millions)
4%
(14%)
9.3%
Direct Revenues Up 4.2%
Indirect Revenues Down 13.5%
POS Transactions Increased 2.7%, Excluding Deconverted Accounts
High Single-digit Direct Small Business Sales Volume Growth
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$3.8
$4.4
$4.7
$4.8
$5.3
$5.3
$5.2
$5.3
SBS Sales Volume*
YOY Growth %
YOY Growth %
Indirect Direct
$58 $58 $55
$52 $51
$51
$48
$45
$40
$50 $51
$57
$62
$63
$62
$59
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Segment Revenue
YOY Growth %
1Q 2014 NetSpend Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Revenue $132.6M – up 13.1%
Added 2k Retail Locations
Added 70+ New PayCard Clients
Announced PayChex and Western Union
Partnerships
($ in millions)
(*NOTE: Periods prior to the acquisition by TSYS have been restated )
$25.7
$24.9
$23.9
$28.0
$29.3
$34.6
$31.7
$28.7
30.1%
29.4%
26.7%
23.9%
27.9%
33.4%
30.5%
21.7%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$85.3
$84.9
$89.7
$117.3
$104.9
$103.7
$104.1
$132.6
14.7%
14.2%
16.9%
28.3%
22.9% 22.2%
16.1%
13.1%
2Q12
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
1Q14
Partner
Retail
Direct
Paycard
Segment Revenue by Channel
QTD
8%
52%
28%
12%
Adjusted Segment Operating Income*
Operating Margin*

1Q 2014 NetSpend Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Gross Dollar Volume
YOY Growth %
Direct Deposit Active Cards
YOY Growth %
Direct Deposit Active Cards up 21.2%
Exceeded 2M for the first time in history
Gross Dollar Volume (GDV) up 22.1%
Record Tax Season
(in thousands)
($ in millions)
24.2% 24.8% 25.1% 66.7% 42.3% 23.8% 22.1%
17.1% 17.9% 18.2% 42.8% 30.1% 22.4%
21.2%
21.5% 22.1%
957.0
1,018.5
1,081.6
1,707.9
1,361.4
1,261.1
1,321.1
2,070.3
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$3,034.7
$3,089.8
$3,265.4
$5,378.7
$3,947.9
$3,780.9
$3,967.6
$6,567.2
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Jim Lipham Chief Financial Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Total Revenues $592,848 $448,791 32.1%
Revenues Before Reimbursable Items 532,750 388,032 37.3
Adjusted EBITDA* 149,596 123,446 21.2
Adjusted Cash EPS* from Continuing
Operations $0.38 $0.38 (1.1)
1
st
Qtr
2014
1
st
Qtr
2013
Percent
Change
(in thousands, except per share data)
(*) Adjusted Cash EPS and Adjusted EBITDA definitions are contained in Appendix

Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $74,578 $224,368 33.24%
International 4,555 76,773 5.93%
Merchant 30,168 104,625 28.83%
NetSpend 28,717 132,640 21.65%
Eliminations -- (5,656)
Corporate administration excluding stock comp (24,144) --
Adjusted operating margin $113,874 $532,750 21.37%
Amortization of acquisition intangibles (24,313)
NetSpend M&A expenses (1,253)
Stock-based compensation (7,611)
Operating income (US GAAP) $80,697
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended March 31, 2014

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Rollforward of Quarterly Cash Balance
$200
$500
$100
$0
$300
Beginning
Balance
$248
Operating
Activities
$149
Cap Ex
($47)
Debt Pmts
($22)
Dividends
($19)
Acquisition
($38)
Other
$3
Ending Balance
$274
(in millions)
12/31/2013 3/31/2014

$400

Cash Flow Strength:
2014 TTM Consolidated Financial Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
TTM = Trailing Twelve Months
(in millions)
$650
$549
$363
$249
$274
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash

2014 Revised Guidance*
Range
Range
Percent Change
Total Revenues $2,422 to $2,471 17% to 20%
Revenues Before Reimbursable Items $2,182 to $2,226 20% to 22%
Adjusted EBITDA $732 to $746 17% to 20%
Adjusted Cash EPS from continuing
operations $1.90 to $1.93 10% to 12%
Average Basic Weighted Shares 188.4
(in millions, except per share data)

(*) See Appendix for guidance assumptions
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Q&A ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Items – Adjusted EBITDA
and Adjusted Cash EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and other non-recurring items.
• Adjusted cash EPS is adjusted cash earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted cash earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and other non-recurring items.
• Adjusted segment operating income is operating income at the segment level adjusted for acquisition intangible amortization.
• Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted cash EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted cash EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and adjusted cash EPS in different historical periods, investors can evaluate the
Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the
Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consumer Credit
234.8 203.7 15.3 234.8 228.9 2.6
Retail
27.5 25.2 9.3 27.5 27.8 (0.9
)
Total Consumer
262.3 228.9 14.6 262.3 256.7 2.2
Commercial
40.4 37.9 6.7 40.4 39.9 1.2
Other
19.7 13.4 46.5 19.7 18.9 4.4
Subtotal
322.4 280.2 15.1 322.4 315.5 2.2
Prepaid */
Stored Value
120.0 107.3 11.8 120.0 118.0 1.7
Government
Services
63.0 59.4 6.1 63.0 62.2 1.1
Commercial Card
Single Use
50.8 31.6 60.8 50.8 45.3 12.2
Total AOF
556.2 478.5 16.2 556.2 541.0 2.8
Appendix: Accounts on File Portfolio Summary
(in millions)
Mar
2014
Mar
2013
%
Change
Mar
2014
Dec
2013
%
Change

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(* - Prepaid does not include NetSpend accounts)

Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended
03/31/14                03/31/13
Total Revenues $592,848 $448,791
Reimbursable Items 60,098 60,759
$532,750 $388,032
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues before Reimbursable Items

Appendix: Non-GAAP Reconciliation – Adjusted
Segment Operating Income and Operating Margin
Three Months Ended
Operating income $80,697 $74,520
Add: Acquisition intangible amort 24,313 8,532
Add: Corporate admin and other 33,008 30,193
Total segment adjusted operating income $138,018 $113,245
By segment: North America services (a) $74,578 $68,748
International services (b) $4,555 $6,861
Merchant services (c) $30,168 $37,636
NetSpend (d) $28,717 $--
Total revenues $592,848 $448,791
Reimbursable items (60,098) (60,759)
Total segment revenues before reimbursable items $532,750 $388,032
Intersegment revenues 5,656 3,252
By segment: North America services (e) $224,368 $205,596
International services (f) $76,773 $76,387
Merchant services (g) $104,625 $109,301
NetSpend (h) $132,640 $--
Adjusted segment operating margin:
North America services (a) / (e) 33.24% 33.44%
International services (b) / (f) 5.93% 8.98%
Merchant services (c) / (g) 28.83% 34.43%
NetSpend (d) / (h) 21.65% na
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3/31/14 3/31/13

Three
Months Ended
3/31/14        3/31/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $588,485 $448,791 31.1%
Foreign Currency (2) 4,363 ---
Total Revenues $592,848 $448,791 32.1%
International Services:
Constant Currency (1) $78,134 $80,891 (3.4%)
Foreign Currency (2) 4,244 ---
Total Revenues $82,378 $80,891 1.8%

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Three
Months Ended
3/31/14       3/31/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consolidated:
Constant Currency (1) $528,701 $388,032 36.3%
Foreign Currency (2) 4,049 ---
Revenues before
reimbursable items $532,750 $388,032 37.3%
International Services:
Constant Currency (1) $72,843 $76,387 (4.6%)
Foreign Currency (2) 3,930 ---
Revenues before
reimbursable items $76,773 $76,387 0.5%

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended
Mar
2014
Mar
2013
Net income :
As reported (GAAP) (a) $51,625 $59,149
Adjusted for:
Deduct: Income from discontinued operations (980) (15)
Deduct: Equity in Income of Equity Investments (4,096) (3,817)
Add: Income Taxes 24,335 17,463
Add: Nonoperating expenses 9,813 1,740
Add: Depreciation and amortization 60,035 40,852
EBITDA $140,732 $115,372
Adjust for:
Add: Share-based compensation 7,611 4,593
Add: NetSpend  M&A expenses 1,253 3,481
Adjusted EBITDA $149,596 $123,446

Appendix: Non-GAAP Reconciliation –
Adjusted Cash EPS
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended
Mar
2014
Mar
2013
Income from continuing operations available to
TSYS common shareholders:
As reported (GAAP) (a) $49,321 $57,905
Adjusted for amounts attributable to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization 15,813 5,492
Share-based compensation 5,017 3,148
Cash earnings $70,151 $66,545
NetSpend M&A expenses (nonrecurring) 1,204 5,222
Adjusted cash earnings (b) $71,355 $71,767
Average common shares outstanding and
participating securities (c) 187,752 186,807
Basic EPS from continuing operations available
to TSYS common shareholders (a) / (c) $0.26 $0.31
Adjusted cash EPS Available to TSYS common
shareholders (b) / (c) $0.38 $0.38

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Trailing
Twelve Months
Ended
3/31/2014
Net Income $249,074
Adjusted for:
Deduct: Discontinued operations (3,021)
Deduct: Equity in Income of Equity Investments (13,327)
Add: Income Taxes 218,210
Add: Nonoperating expense 38,097
Add: Depreciation and Amortization 117,854
EBITDA $606,886
Adjust for: Share-based compensation 31,950
NetSpend M&A Operating Expenses* 11,406
Adjusted EBITDA $650,243
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
* Excludes share-based compensation

Appendix: Non-GAAP Reconciliation –
Free Cash Flow
Trailing
Twelve Months
Ended
3/31/2014
Cash Flows from Operating Activities $548,668
Less:
Purchase of Property and Equipment (47,757)
Additions to Licensed Computer Software from Vendors (40,788)
Additions to Internally Developed Computer Software (36,944)
Additions to Contract Acquisition Costs (60,202)
Free Cash Flow $362,977
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: 2014 Guidance Assumptions
The guidance assumes:

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
• There will be no significant movements in the London Interbank Offered rate and TSYS will not make any significant draws on the remaining balance of its credit facility;
• There will be no significant movement in foreign currency exchange rates related to TSYS’ business;
• TSYS will not incur significant expenses associated with the conversion of new large clients other than included in the 2014 estimate, additional acquisitions, or any significant impairment of goodwill or other intangibles;
• There will be no deconversions of large clients during the year;
• There will be minimal synergies from the NetSpend acquisition for 2014;
and
• The economy will not worsen.